UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K

___________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 30, 2012

Arden Group, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-9904	95-3163136
(Commission File Number)	(IRS Employer Identification No.)

2020 S. Central Avenue Compton, California	90220
(Address of Principal Executive Offices)	(Zip Code)

(310) 638-2842

(Registrant's Telephone Number, Including Area Code)

No Change

(Former name or former address, if changed since last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)	Arden Group, Inc. (the Company) held its Annual Meeting of Stockholders (Annual Meeting) on May 30, 2012.

(b)	At the Annual Meeting, the stockholders voted on the following:

1.	The election of one nominee to the Board of Directors with a term expiring in 2015 as follows:

For	Withheld	Broker Non-Votes
Steven Romick	2,598,003	204,713	204,672

Continuing directors whose terms of office do not expire until 2013 or 2014 are: M. Mark Albert Bernard Briskin John G. Danhakl Robert A. Davidow Kenneth A. Goldman

2.

The stockholders voted to ratify the appointment of Moss Adams LLP, an independent registered public accounting firm, to audit the financial statements of the Company and its consolidated subsidiaries for the 2012 fiscal year as follows:

For	Against	Abstain	Broker Non-Votes
2,790,820	8,200	3,696	25,093

Item 8.01 Other Events.

On May 30, 2012, the registrant issued a press release announcing the results of the voting at the Annual Meeting and the absence at the meeting of Mr. Briskin, the Company's Chief Executive Officer.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release dated May 30, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARDEN GROUP, INC. (Registrant)

Date: May 31, 2012	By:	/s/LAURA J. NEUMANN
	Name:	Laura J. Neumann
	Title:	Chief Financial Officer